CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the Annual Report of Coastal Pacific Mining Corp. (the "Company") on Form 20-F for the period ending April 30, 2010, and as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Bucci, Chief Executive Officer, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2010	By:	/s/ Joseph Bucci
Name: Joseph Bucci
Title: CEO, President, Chief Financial Officer (Principal Executive Officer, Principal Financial Officer)